The Disruptive Growth Fund


                               SHAREHOLDER LETTER

Dear Shareholder:

         It is a cliche to say the world is a rapidly changing place. And lately the pace of that change has skyrocketed. Companies survive by their ability to adapt to change. However, as recent history has shown, established industry leaders often succumb to newer companies who aren't bound by their past successes.

         For years established names have provided the benchmarks for the investment world. But as companies like Intel, Honda, and Cisco demonstrate, stalwart corporate leaders can be usurped by companies offering simpler, less expensive products to new categories of consumers.

         This is the theory of disruptive technology. In fact, it is the underlying principle behind the investment decisions for The Disruptive Growth Fund. Using the research into disruptive companies of Clayton Christensen, a Harvard Business School professor and author of THE INNOVATOR'S DILEMMA, we have formulated an investment methodology to identify those companies that fit past patterns of success. This methodology helps us evaluate whether a company will make the critical jump from capital consumption to capital creation.

         Not only does the past patterns of success model help us choose stocks that we believe will be winners, it also provides the analytical tools to recognize a disrupted company. Disruptive technology provides insight into such questions as: do we purchase a stock after the market has lowered its valuation by 30% to 40% for missed earnings or revenue expectations? Was the shortfall a one-time event or is the core business being disrupted? If the company is being disrupted, the stock may appear inexpensive, but may yield a continuing series of disappointments in the future. Historically, very few industry leaders whose core business has been disrupted have been able to adapt their business models to meet the radical changes required. Clayton's disruptive technology framework provides a discipline with which we sort technology's potential winners from the losers.

FUND PERFORMANCE

         The inception date of March 10, 2000 for The Disruptive Growth Fund is memorable because it coincided with the peak in the Nasdaq Composite Index. The ensuing second and third quarters of 2000 were the second and fourth worst performing quarters, respectively, for the Nasdaq Composite over the past twelve years. The Nasdaq Composite fell 37.32% from its March peak to its closing low on May 23rd. The media has largely characterized this fall as a price correction for grossly overvalued technology stocks.

         However, applying mathematical criteria rather than speculation provides a more useful analysis. Using a discounted cash flow model, the net present value (NPV) of a growth company with a 1% earnings yield growing at 25% can be set equal to the NPV of a value company with a 10% earnings yield growing at only 2.9%. Assuming the Federal Reserve's raising of interest rates might result in lower earnings of approximately 15%, the net effect to the growth company would be a lowering of the NPV by 35%, but a lowering of only 4% to the value company. This disparity in NPV is because the value company's earnings are growing at a substantially slower rate than those of the growth company. We believe this effect may help explain recent market events.

         The Disruptive Growth Fund's performance was similarly impacted by the change in earnings expectations that the market has undergone. At the close of the second quarter, roughly 90% of the Fund was invested in technology related stocks. By the end of July, we had lowered our semiconductor weighting from approximately 25% of the portfolio to approximately 15% and had shifted the proceeds into disruptive companies we had identified in the health care sector. In September, we increased our exposure from 5% to 10% for the emerging energy technology or distributed generation companies in the portfolio, again at the expense of technology companies. Both of these sector shifts out of technology stocks proved to be very valuable and were instrumental in helping us achieve a third quarter with positive performance when most benchmarks posted negative performance for the quarter.

         In the short term, it is very difficult to avoid the effects of earnings expectations being reset and then thrown across the entire market, impacting all stocks. However implying the same downward revision of earnings will be equally distributed over the long term is an assumption that holds only under panic conditions. As the market looks forward and those assumptions begin to unravel, we believe those companies that are disruptive - that offer a product or service that begs the question: Why would I ever go back to doing things the old way? - will prove to be attractive long term investments.

         The performance of The Disruptive Growth Fund from inception to August 31, 2000 is summarized below in Table I. The performance of the Nasdaq Composite and the S&P 500 are also included. For the semiannual period ending August 31st, The Disruptive Growth Fund is down (21.90%). With a maximum sales load of 5.75% considered, the Fund would be down (26.39%). For the corresponding period, the Nasdaq Composite is down (16.68%) and the S&P 500 is up 9.38%. Table I also demonstrates the results for a $10,000 investment made into each of the two indices and into the Fund respectively, during this period.

                                     TABLE I
                           The Disruptive Growth Fund

                            (WITH MAXIMUM SALES LOAD)
                vs. the S&P 500 and the Nasdaq Composite Indexes
                       Disruptive
                         Growth         S&P500            NASDAQ Composite

        8/31/00       $ 7,810.00       $10,937.92       $8,331.68
        8/30/00       $ 7,560.00       $10,829.03       $8,128.58
        8/29/00       $ 7,580.00       $10,878.42       $8,085.71
        8/28/00       $ 7,620.00       $10,908.24       $8,062.78
        8/25/00       $ 7,560.00       $10,853.05       $8,007.50
        8/24/00       $ 7,500.00       $10,866.34       $8,028.49
        8/23/00       $ 7,360.00       $10,849.38       $7,944.77
        8/22/00       $ 7,240.00       $10,792.12       $7,840.18
        8/21/00       $ 7,130.00       $10,801.82       $7,830.16
        8/18/00       $ 7,060.00       $10,745.86       $7,784.98
        8/17/00       $ 6,960.00       $10,776.83       $7,805.84
        8/16/00       $ 6,780.00       $10,659.86       $7,648.03
        8/15/00       $ 6,710.00       $10,691.53       $7,629.13
        8/14/00       $ 6,730.00       $10,742.86       $7,625.23
        8/11/00       $ 6,590.00       $10,600.47       $7,505.95
        8/10/00       $ 6,530.00       $10,516.39       $7,447.56
         8/9/00       $ 6,710.00       $10,605.89       $7,632.78
         8/8/00       $ 6,760.00       $10,676.40       $7,622.97
         8/7/00       $ 6,750.00       $10,650.53       $7,651.58
         8/4/00       $ 6,550.00       $10,532.36       $7,501.77
         8/3/00       $ 6,410.00       $10,456.44       $7,447.34
         8/2/00       $ 6,310.00       $10,355.67       $7,246.46
         8/1/00       $ 6,360.00       $10,350.58       $7,300.05
        7/31/00       $ 6,450.00       $10,298.25       $7,461.43
        7/28/00       $ 6,280.00       $10,219.45       $7,255.45
        7/27/00       $ 6,650.00       $10,433.04       $7,610.46
        7/26/00       $ 7,090.00       $10,452.35       $7,898.63
        7/25/00       $ 7,220.00       $10,610.87       $7,981.53
        7/24/00       $ 7,210.00       $10,537.60       $7,886.45
        7/21/00       $ 7,440.00       $10,651.44       $8,110.04
        7/20/00       $ 7,570.00       $10,762.11       $8,288.52
        7/19/00       $ 7,240.00       $10,664.15       $8,033.15
        7/18/00       $ 7,470.00       $10,748.42       $8,273.88
        7/17/00       $ 7,680.00       $10,868.85       $8,467.01
        7/14/00       $ 7,560.00       $10,865.18       $8,410.58
        7/13/00       $ 7,410.00       $10,763.42       $8,269.31
        7/12/00       $ 7,110.00       $10,742.25       $8,120.22
        7/11/00       $ 6,810.00       $10,654.98       $7,836.64
        7/10/00       $ 6,890.00       $10,616.78       $7,883.92
         7/7/00       $ 7,000.00       $10,640.38       $7,968.91
         7/6/00       $ 6,820.00       $10,480.32       $7,844.86
         7/5/00       $ 6,760.00       $10,404.01       $7,651.79
         7/3/00       $ 7,060.00       $10,569.65       $7,793.85
        6/30/00       $ 6,960.00       $10,461.81       $7,855.83
        6/29/00       $ 6,770.00       $10,373.79       $7,679.78
        6/28/00       $ 7,000.00       $10,463.11       $7,804.79
        6/27/00       $ 6,960.00       $10,430.88       $7,643.59
        6/26/00       $ 7,090.00       $10,465.11       $7,748.89
        6/23/00       $ 6,910.00       $10,365.66       $7,616.62
        6/22/00       $ 7,120.00       $10,442.60       $7,797.85
        6/21/00       $ 7,440.00       $10,636.04       $8,049.74
        6/20/00       $ 7,280.00       $10,613.11       $7,949.42
        6/19/00       $ 7,130.00       $10,685.34       $7,902.85
        6/16/00       $ 6,900.00       $10,530.26       $7,646.68
        6/15/00       $ 6,850.00       $10,631.74       $7,617.41
        6/14/00       $ 6,770.00       $10,572.84       $7,521.68
        6/13/00       $ 6,850.00       $10,564.46       $7,627.95
        6/12/00       $ 6,730.00       $10,394.71       $7,463.25
         6/9/00       $ 6,920.00       $10,473.24       $7,675.05
         6/8/00       $ 6,820.00       $10,507.17       $7,577.44
         6/7/00       $ 6,770.00       $10,576.58       $7,604.57
         6/6/00       $ 6,580.00       $10,478.21       $7,440.39
         6/5/00       $ 6,710.00       $10,548.45       $7,569.91
         6/2/00       $ 6,710.00       $10,617.53       $7,553.31
         6/1/00       $ 6,240.00       $10,413.03       $7,096.00
        5/31/00       $ 5,820.00       $10,210.10       $6,736.32
        5/30/00       $ 5,840.00       $10,221.47       $6,852.33
        5/26/00       $ 5,330.00        $9,901.27       $6,348.49
        5/25/00       $ 5,380.00        $9,925.62       $6,348.96
        5/24/00       $ 5,440.00       $10,051.32       $6,478.23
        5/23/00       $ 5,350.00        $9,869.86       $6,268.15
        5/22/00       $ 5,710.00       $10,062.69       $6,663.62
        5/19/00       $ 5,890.00       $10,107.44       $6,715.50
        5/18/00       $ 6,230.00       $10,324.45       $7,009.26
        5/17/00       $ 6,390.00       $10,400.01       $7,219.72
        5/16/00       $ 6,550.00       $10,530.04       $7,363.54
        5/15/00       $ 6,330.00       $10,431.67       $7,145.81
        5/12/00       $ 6,200.00       $10,205.90       $6,990.15
        5/11/00       $ 6,110.00       $10,111.22       $6,931.76
        5/10/00       $ 5,910.00        $9,930.08       $6,704.27
         5/9/00       $ 6,330.00       $10,137.83       $7,100.97
         5/8/00       $ 6,530.00       $10,223.67       $7,268.09
         5/5/00       $ 6,710.00       $10,283.48       $7,560.13
         5/4/00       $ 6,660.00       $10,117.84       $7,368.83
         5/3/00       $ 6,740.00       $10,157.23       $7,343.21
         1/0/00       $ 6,950.00       $10,380.02       $7,497.99
         5/1/00       $ 7,250.00       $10,537.52       $7,839.92
        4/28/00       $ 7,220.00       $10,423.97       $7,646.96
        4/27/00       $ 6,980.00       $10,513.01       $7,475.37
        4/26/00       $ 6,790.00       $10,483.71       $7,190.26
        4/25/00       $ 6,940.00       $10,600.93       $7,350.98
        4/24/00       $ 6,500.00       $10,259.54       $6,897.88
        4/20/00       $ 6,780.00       $10,293.04       $7,217.58
        4/19/00       $ 6,860.00       $10,242.20       $7,341.43
        4/18/00       $ 6,880.00       $10,343.35       $7,514.07
        4/17/00       $ 6,430.00       $10,054.69       $7,010.15
        4/14/00       $ 6,040.00        $9,732.70       $6,578.61
        4/13/00       $ 6,750.00       $10,335.00       $7,282.74
        4/12/00       $ 6,860.00       $10,526.26       $7,466.65
        4/11/00       $ 7,380.00       $10,765.28       $8,033.68
        4/10/00       $ 7,690.00       $10,792.55       $8,295.73
         4/7/00       $ 8,040.00       $10,877.84       $8,807.26
         4/6/00       $ 7,920.00       $10,770.15       $8,452.92
         4/5/00       $ 7,670.00       $10,668.08       $8,258.14
         4/4/00       $ 8,150.00       $10,720.12       $8,217.87
         4/3/00       $ 8,190.00       $10,800.39       $8,366.01
        3/31/00       $ 8,830.00       $10,747.26       $9,057.58
        3/30/00       $ 8,800.00       $10,670.86       $8,829.92
        3/29/00       $ 9,160.00       $10,818.42       $9,199.88
        3/28/00       $ 9,590.00       $10,811.35       $9,574.68
        3/27/00       $ 9,690.00       $10,926.89       $9,821.61
        3/24/00       $ 9,640.00       $10,952.71       $9,830.47
        3/23/00       $ 9,580.00       $10,951.92       $9,786.06
        3/22/00       $ 9,610.00       $10,760.37       $9,635.80
        3/21/00       $ 9,320.00       $10,711.68       $9,332.61
        3/20/00       $ 9,450.00       $10,444.65       $9,131.21
        3/17/00       $ 9,830.00       $10,500.70       $9,503.84
        3/16/00       $ 9,330.00       $10,457.65       $9,343.92
        3/15/00       $ 9,180.00        $9,980.78       $9,076.98
        3/14/00       $ 9,580.00        $9,743.81       $9,322.61
        3/13/00      $ 10,000.00        $9,919.14       $9,719.96
        3/10/00      $ 10,000.00       $10,000.00      $10,000.00


                                 Performance Result for a $10,000 Investment
                                     Inception Date* to August 31, 2000

                                                                        Investment Value     Percent Change

--------------------------------------------------------------------- --------------------- ------------------
--------------------------------------------------------------------- --------------------- ------------------
Disruptive Growth Fund - WITH A MAXIMUM 5.75% SALES LOAD.                          $ 7,361           (26.39%)
Disruptive Growth Fund - WITHOUT A SALES LOAD.                                     $ 7,810           (21.90%)
Nasdaq Composite                                                                   $ 8,332           (16.68%)
S&P 500                                                                            $10,938              9.38%
--------------------------------------------------------------------- --------------------- ------------------

*FUND INCEPTION DATE IS MARCH 10, 2000.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE MAY FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL VALUE. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF LARGE CAPITALIZATION COMMON STOCKS. S&P 500 PERFORMANCE IS REPORTED ON A TOTAL RETURN BASIS, I.E WITH REINVESTED DIVIDENDS. THE NASDAQ COMPOSITE IS A BROADER MEASURE OF ALL COMMON STOCKS LISTED ON THE NASDAQ MARKET AND ITS PERFORMANCE IS REPORTED ON A PRICE RETURN BASIS. REINVESTED DIVIDENDS FOR THE NASDAQ COMPOSITE ARE CONSIDERED NEGLIGIBLE. THE DISRUPTIVE GROWTH FUND'S PERFORMANCE WITHOUT THE RECEIPT OF DIVIDENDS AND THEIR REINVESTMENT WOULD BE (26.41%) SINCE INCEPTION WITH THE SALES LOAD AND (21.92%) WITHOUT A SALES LOAD..

--------------------------------------------------------------------------------

         Because The Disruptive Growth Fund is on a March 1st to February 28th fiscal year, the semiannual performance data reported in Table I ends with August 31, 2000. However, because the mutual fund industry performance ranking and evaluation services report results on a calendar quarter basis, the Trustees of the Innovative Fund Group have elected to include Fund performance results for calendar quarters, presented below in Table II.

                                    TABLE II


                              The Disruptive Growth Fund Quarterly Performance

------------------------------------------------------- ----------------- ------------------- ---------------
                                                           Inception*           Second            Third
                                                        through 3/31/00      Qtr. Ending       Qtr. Ending
                                                                               6/30/00           9/30/00
------------------------------------------------------- ----------------- ------------------- ---------------
------------------------------------------------------- ----------------- ------------------- ---------------
Disruptive Growth Fund**                                        (16.78%)            (21.18%)           3.74%
Nasdaq Composite                                                 (9.42%)            (13.27%)         (7.39%)
S&P 500                                                            7.47%             (2.66%)         (0.97%)

   *FUND INCEPTION DATE IS MARCH 10, 2000. FIRST QUARTER RESULTS INCLUDE MAXIMUM SALES LOAD OF 5.75%. **DIVIDENDS RECEIVED AND THEIR REINVESTMENT BY THE DISRUPTIVE GROWTH FUND ADDED 0.02%, 0.00%, AND 0.00%

FOR THE

    PERIODS ENDING 3/31/00, 6/30/00, AND 9/30/00, RESPECTIVELY.
         The trailing six-month performance for the period ending September 30, 2000, is (18.23%) for The Disruptive Growth Fund and (19.68%) for the Nasdaq Composite. The S&P 500 is down (3.60%) for the corresponding period.

PORTFOLIO STRUCTURE

         Table III profiles the portfolio structure of The Disruptive Growth Fund. As of August 31, 2000, the Fund owned 48 companies, with the top ten stocks comprising about 40% of the Fund. The largest sector exposure was to technology with about 77% of the Fund's assets invested there. The remaining portion of Fund assets was roughly split between health care and capital goods. As we typically keep the Fund fully invested, cash amounted to slightly less than 1% of the portfolio. Rather than trying to time the market, our focus is on trying to own the right stocks for the long term.

                                    TABLE III

                           The Disruptive Growth Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Portfolio Profile
                                 August 31, 2000
-------------------------------- -------------------------------------------------- ------------------------
Top Ten Holdings                                                                           % of Fund
-------------------------------- -------------------------------------------------- ------------------------
---------- --------------------- -------------------------------------------------- ------------------------
           GLW                   Corning                                                     4.82%
           MERX                  Merix                                                       4.60%
           VRTS                  Veritas Software                                            4.56%
           PRCM                  Procom Technology                                           4.14%
           BRCM                  Broadcom                                                    4.10%
           NTAP                  Network Appliance                                           4.03%
           CLS                   Celestica                                                   3.53%
           KOPN                  Kopin                                                       3.32%
           INKT                  Inktomi                                                     2.95%
           MLNM                  Millennium Pharmaceutical                                   2.75%
---------- --------------------- -------------------------------------------------- ------------------------
Distribution by Economic Sector                                                            % of Fund
           Technology                                                                       76.90%
           Health Care                                                                      11.91%
           Capital Goods                                                                    10.20%
           Cash                                                                               0.49%

Common Stock Distribution by Market Capitalization                                         % of Fund

---------- --------------------- -------------------------------------------------- ------------------------
           Mega-Cap.             >  $100 billion                                            12.52%
           Large Cap.            >  $10 billion to $100 billion                             38.93%
           Mid-Cap.              >  $1 billion to $10 billion                               36.89%
           Small Cap.            <  $1 billion                                                9.68%
---------- --------------------- -------------------------------------------------- ------------------------



         Within the technology sector, our largest industry exposure is to telecommunications, semiconductors, and computer software & services. Exposure to the health care sector is principally focused on pharmaceutical companies that are investigating new drug discovery techniques and on biotechnology companies. Capital goods holdings consist of companies that are on the leading edge of developing new energy generation sources that will play an important role in the way electricity is produced and used in the future.

         The market-cap distribution data at the bottom of Table III shows that The Disruptive Growth Fund is invested in companies across several tiers of the market. While we strive to add disruptive companies to the portfolio at their earliest stage, it is difficult to identify these companies in the small cap tier. If you consider the 412 Initial Public Offerings so far in 2000, their average market capitalization today is about $1.5 billion. Currently, slightly less than 50% of The Disruptive Growth Fund is invested in companies with less than $10 billion in market capitalization. Our holdings in the higher tiers of the market reflect our view that the value creation cycle of disruptive companies can persist, in some cases, for extended periods of time.

OUTLOOK

         With the past six Federal Reserve rate hikes, the yield curve moved to a clearly inverted slope in July where it has remained, with short term interest rates higher than long term. The last time the yield curve remained inverted for a significant amount of time was in 1989. And the prospect of higher interest rates is still weighing on many investors' minds as they worry about higher energy prices.

         In recent months the failure of some leading bellwether technology stocks and other high profile companies to meet the expectations of investors has been highly visible. Computer related stocks tumbled from their mid-summer highs: Intel more than 50%, Apple almost 70%, and Dell close to 50%. In addition, Kodak was off about 40%, Microsoft fell about 50%, and both Xerox and AT&T were down almost 60% from their highs. Confidence in the technology sector has clearly been tested.

         However, what may have been lost on many investors is the extent to which some of these companies' business models are being disrupted. What is interpreted as a significant slowdown in economic growth may in some cases represent company specific issues. Digital photography, smaller hand held digital assistants, voice recognition software, internet-protocol telephony for voice, distributed computing, and wireless devices and connections are all among the disruptive elements that are challenging the competitive advantage of established companies.

         While the macroeconomic picture appears to be somewhat uncertain, the investment outlook must be put into perspective. We have just completed two of the worst quarters in the performance of the Nasdaq Composite in recent memory. The put to call volume ratio on the S&P 500 is approaching historic highs. The average price decline in NYSE and Nasdaq shares from their 52-week highs exceeds the classic bear correction levels of 20% and 45%, respectively. Mutual fund cash levels are estimated to have increased from 4% in August to about 7% in October. Data from the Investment Company Institute shows that about $300 billion has moved into money market accounts since August, with assets of $1.8 trillion now on the sidelines for the mutual fund industry. From a technical standpoint, the Nasdaq Composite has never experienced three consecutive negative performing quarters over the past 15 years. And several research firms on Wall Street have stated that they expect the Federal Reserve to start cutting rates in the first half of 2001. These factors suggest to us that we are much closer to the bottom in this market than we are near a top. We are fully invested and have assembled a portfolio of innovative companies that we believe are poised to disrupt and overtake mainstream markets.

         In closing, let me take this opportunity to thank you for your support. We appreciate your participation in The Disruptive Growth Fund and welcome your comments and suggestions, either through regular mail or through our website at www.disruptivegrowthfund.com.

Yours truly,


/s/Neil A. Eisner
President, EC Advisors, Inc.

The Disruptive Growth Fund
Schedule of Investments - August 31, 2000
(Unaudited)
                                                                                 Shares                      Value
Common Stocks - 98.0%

Computer Hardware - 6.1%
Efficient Networks, Inc. (a)                                                           1,500                    $ 80,602
Netpliance, Inc. (a)                                                                   3,700                      19,656
Palm, Inc. (a)                                                                           741                      32,604
Redback Networks, Inc. (a)                                                               450                      67,219
Sun Microsystems, Inc. (a)                                                               550                      69,816
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 269,897
                                                                                                       ------------------
                                                                                                       ------------------
Computer Storage Devices - 11.0%
EMC Corp. (a)                                                                          1,000                      98,000
Network Appliance, Inc. (a)                                                            1,525                     178,425
Procom Technology, Inc. (a)                                                            3,800                     183,350
SanDisk Corp. (a)                                                                        300                      25,050
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 484,825
                                                                                                       ------------------
                                                                                                       ------------------
Computer Software & Services - 15.4%
Akamai Technologies, Inc. (a)                                                          1,000                      75,563
InfoSpace, Inc. (a)                                                                    2,200                      85,800
Inktomi Corp. (a)                                                                      1,000                     130,375
Numerical Technologies, Inc. (a)                                                       1,000                      39,125
Phone.com, Inc. (a)                                                                      900                      83,194
Veritas Software Corp. (a)                                                             1,675                     201,942
Wind River Systems, Inc. (a)                                                           1,600                      65,200
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 681,199
                                                                                                       ------------------
                                                                                                       ------------------
Drugs - Biotechnology - 5.9%
Affymetrix, Inc. (a)                                                                     700                      55,300
Aurora Biosciences Corp. (a)                                                             950                      64,956
Caliper Technologies Corp. (a)                                                           900                      55,913
Celera Genomics Group (a)                                                                800                      86,750
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 262,919
                                                                                                       ------------------
                                                                                                       ------------------
Drugs & Pharmaceuticals - 6.7%
Cubist Pharmaceuticals, Inc. (a)                                                       1,000                      61,125
ImClone Systems, Inc. (a)                                                              1,200                     115,650
Millennium Pharmaceuticals, Inc. (a)                                                     850                     121,656
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 298,431
                                                                                                       ------------------
                                                                                                       ------------------
Electrical Industrial Apparatus - 3.9%
Ballad Power Systems, Inc. (a)                                                           600                      60,825
Capstone Turbine Corp. (a)                                                               900                      83,081
Plug Power, Inc. (a)                                                                     600                      26,850
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 170,756
                                                                                                       ------------------
                                                                                                       ------------------
Electronic Instruments & Controls - 13.0%
Celestica, Inc. (a)                                                                    2,000                     156,250
Flextronics International Ltd. (a)                                                     1,450                     120,803
Merix Corp. (a)                                                                        4,200                     203,700
Solectron Corp. (a)                                                                    2,100                      95,156
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 575,909
                                                                                                       ------------------
                                                                                                       ------------------

The Disruptive Growth Fund
Schedule of Investments - August 31, 2000 - continued
(Unaudited)
                                                                                 Shares                      Value
Common Stocks - continued

Semiconductors - 15.5%
ARM Holdings Plc.  (a) (c)                                                             1,500                    $ 61,313
Atmel Corp. (a)                                                                        5,000                     100,000
Broadcom Corp. (a)                                                                       725                     181,250
Kopin Corp. (a)                                                                        4,400                     147,125
PMC-Sierra, Inc. (a)                                                                     200                      47,200
SDL, Inc. (a)                                                                            200                      79,463
Xilinx, Inc. (a)                                                                         800                      71,100
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 687,451
                                                                                                       ------------------
                                                                                                       ------------------
Surgical & Medical Instruments - 0.5%
SonoSite, Inc. (a)                                                                       650                      21,734
                                                                                                       ------------------
                                                                                                       ------------------

Telecommunications - 20.0%
Bookham Technology Plc. (a) (c)                                                          450                      27,787
Corning Inc.                                                                             650                     213,159
Digex, Inc. (a)                                                                        1,500                     127,031
Exodus Communications, Inc. (a)                                                        2,600                     177,937
JDS Uniphase Corp. (a)                                                                   800                      99,587
Net2Phone, Inc.  (a)                                                                   1,400                      41,388
Nortel Networks Corp.                                                                    900                      73,406
Polycom, Inc. (a)                                                                        300                      33,713
Stratos Lightwave, Inc. (a)                                                            1,300                      61,100
Wireless Facilities, Inc. (a)                                                            390                      29,250
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 884,358
                                                                                                       ------------------
                                                                                                       ------------------

TOTAL COMMON STOCKS (Cost $3,730,513)                                                                          4,337,479
                                                                                                       ------------------
                                                                                                       ------------------

                                                                                Principal
                                                                                  Amount                     Value
Money Market Securities - 0.5%
UMB Treasury Fund, 4.83% (b) (Cost $21,713)                                         $ 21,713                      21,713
                                                                                                       ------------------
                                                                                                       ------------------

TOTAL INVESTMENTS - 99.1% (Cost $3,752,226)                                                                    4,359,192
                                                                                                       ------------------
                                                                                                       ------------------
Other assets in excess of liabilities - 1.5%                                                                      66,257
                                                                                                       ------------------
                                                                                                       ------------------
Total Net Assets - 100.0%                                                                                    $ 4,425,449
                                                                                                       ==================


(a) Non-Income Producing
(b) Variable rate security; the coupon rate shown represents the rate at August 31, 2000.
(c) American Depository Receipt



The Disruptive Growth Fund
Statement of Assets & Liabilities  - August, 31, 2000
(Unaudited)


Assets
Investment in securities (cost $3,752,226)                                                 $ 4,359,192
Dividends receivable                                                                               134
Interest receivable                                                                                222
Receivable for fund shares sold                                                                 61,845
Receivable for securities sold                                                                  42,515
Due from the Administrator (Unified)                                                            27,750
                                                                                     ------------------
   Total assets                                                                              4,491,658

Liabilities
Accrued investment advisory fee                                           $ 4,834
Accrued 12b-1 fees                                                          1,532
Payable to custodian bank                                                   1,328
Payable for securities purchased                                           58,515
                                                                 -----------------

   Total liabilities                                                                            66,209
                                                                                     ------------------

Net Assets                                                                                 $ 4,425,449
                                                                                     ==================

Net Assets consist of:
Paid in capital                                                                            $ 4,859,130
Accumulated net investment loss                                                                (20,904)
Accumulated net realized loss on investments                                                (1,019,743)
Net unrealized appreciation on investments                                                     606,966
                                                                                     ------------------

Net Assets, for  566,409 shares                                                            $ 4,425,449
                                                                                     ==================

Net Asset Value

Net Assets value and redemption price per share ($4,425,449/566,409)                            $ 7.81
                                                                                     ==================
Maximum offering price per share (100/94.25 of $7.81)                                           $ 8.29
                                                                                     ==================

The Disruptive Growth Fund
Statement of Operations for the period March 10, 2000
   (Commencement of Operations) to August 31, 2000 (Unaudited)


Investment Income
Dividend income                                                                                    $ 926
Interest income                                                                                    2,900
                                                                                          ---------------
Total Income                                                                                       3,826


Expenses
Investment advisory fee                                                        $ 21,197
12b-1 fees                                                                        3,533
                                                                      ------------------
Total operating expenses                                                                          24,730
                                                                                          ---------------
Net Investment Loss                                                                              (20,904)
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized loss on investment securities                                   (1,015,888)
Net realized loss on options transactions                                        (3,855)
Change in net unrealized appreciation
   on investment securities                                                     606,966
                                                                      ------------------
Net loss on investment securities                                                               (412,777)
                                                                                          ---------------
Net decrease in net assets resulting from operations                                          $ (433,681)
                                                                                          ===============

The Disruptive Growth Fund
Statement of Changes for the period March 10, 2000
   (Commencement of Operations) to August 31, 2000 (Unaudited)


Increase (Decrease) in Net Assets
Operations
   Net investment loss                                                                $ (20,904)
   Net realized loss on investment securities                                        (1,019,743)
   Change in net unrealized appreciation                                                606,966
                                                                               -----------------
   Net decrease in net assets resulting from operations                                (433,681)
                                                                               -----------------
Distributions to shareholders
   From net investment income                                                                 0
   From net realized gain                                                                     0
                                                                               -----------------
  Total distributions                                                                         0
                                                                               -----------------
Share Transactions
   Net proceeds from sale of shares                                                   4,899,289
   Shares issued in reinvestment                                                              0
   Shares redeemed                                                                      (40,159)
                                                                               -----------------
   Net increase in net assets resulting
     from share transactions                                                          4,859,130
                                                                               -----------------
                                                                               -----------------
Total increase in net assets                                                          4,425,449
                                                                               -----------------

Net Assets
   Beginning of period                                                                        0
                                                                               -----------------
   End of period [including accumulated net
      investment loss of $20,904]                                                   $ 4,425,449
                                                                               =================


The Disruptive Growth Fund
Financial Highlights for the period March 10, 2000
   (Commencement of Operations) to August 31, 2000 (Unaudited)




Selected Per Share Data
Net asset value, beginning of period                     $ 10.00
                                                   --------------
Income from investment operations
   Net investment loss                                     (0.05)
   Net realized and unrealized loss                        (2.14)
                                                   --------------
Total from investment operations                           (2.19)
                                                   --------------

Net asset value, end of period                            $ 7.81
                                                   ==============

Total Return                                              (21.90)(a)

Ratios and Supplemental Data
Net assets, end of period (000)                          $ 4,425
Ratio of expenses to average net assets                    1.75% (b)
Ratio of net investment income to
   average net assets                                      (1.48)(b)
Portfolio turnover rate                                   92.13%

(a)  For period of less than a full year, total return is not annualized.
(b)  Annualized


                           THE DISRUPTIVE GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2000 (UNAUDITED)

NOTE 1.  ORGANIZATION

The Disruptive Growth Fund (the "Fund") was organized as a series of the Innovative Fund Group (the "Trust") on November 29, 1999 and commenced operations on March 10, 2000. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 29, 1999, (the "Trust Agreement"). The Fund's investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

SECURITIES VALUATION - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Fund adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Fund's adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Fund's adviser, subject to review of the Board.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund's adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

FEDERAL INCOME TAXES - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS - The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

OPTION WRITING - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying

                           THE DISRUPTIVE GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                     AUGUST 31, 2000 - CONTINUED (UNAUDITED)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

OPTIONS - The cost of portfolio securities acquired by exercising call options owned is to be increased by the premium paid to buy the call. The proceeds from securities sold by exercising put options owned should be decreased by the premium paid to buy the put. Actively traded put and call options owned by the Fund are to be accounted for in the same manner as marketable securities.

REDEMPTION FEES - The Fund charges a redemption fee of 1.50% of the current net asset value of shares redeemed if the shares are owned less than 90 days. The fee is charged for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they are purchased. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

EC Advisors, Inc., (the "Adviser"), 7435 Watson Road, Suite 88, St. Louis, Missouri 63119 is a newly formed investment adviser that serves as adviser to the Fund. Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expenses of securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses, and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. For the period March 10, 2000 through August 31, 2000, the Adviser received a fee of $21,197 from the Fund.

The Fund retains Unified Fund Services, Inc., ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, a wholly owned subsidiary of Unified Financial Services, Inc., (the "Administrator"), to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, 0.05% of the Fund's assets from $100 million to $500 million, 0.04% from $500 million to $1 billion and 0.03% of the Fund's assets over $1 billion (subject to a minimum fee of $1,500 per month).


                           THE DISRUPTIVE GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                     AUGUST 31, 2000 - CONTINUED (UNAUDITED)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Unified also acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Unified receives a monthly fee from the Adviser of $1.30 per shareholder account (subject to a minimum monthly fee of $1,250). In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, recordkeeping and other management-related services. For its services as Fund accountant, Unified receives an annual fee from the Adviser equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $500 million, 0.02% from $500 million to $1 billion, and 0.01% over $1 billion (subject to various monthly minimum fees, the maximum being $1,500 per month for assets of $5 million and over).

Eisner Securities, Inc., (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Neil A. Eisner and Bruce D. Oakes, Officers and Trustees of the Trust, are affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. For the period March 10, 2000 through August 31, 2000, the Distributor received a sales load of $11,947 from the Fund. The Distributor also received brokerage commissions from the Fund for executing portfolio purchases and sales transactions. For the period March 10, 2000 through August 31, 2000, the Distributor received brokerage commissions in the amount of $2,655 from the Fund.

The Fund has adopted a distribution plan in accordance to Rule 12b-1 under the Investment Company Act of 1940 under which the Fund will pay a distribution fee. at a rate of 0.25% per annum of the average daily net assets. For the period March 10, 2000 through August 31, 2000, Eisner Securities, Inc., received a fee of $434 from the Fund.

NOTE 4.  SHARE TRANSACTIONS

As of August 31, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital at August 31, 2000 was $4,859,130.

Transactions in shares were as follows:

                                          FOR THE PERIOD MARCH 10, 2000 (COMMENCEMENT
                                                         OF OPERATIONS)

                                                       TO AUGUST 31, 2000

                                     SHARES                       DOLLARS

Shares sold                          572,782                      $4,899,289
Shares issued in reinvestment              0                               0

Shares redeemed                       (6,373)                        (40,159)
                                     --------                     -----------
                                     566,409                      $4,859,130
                                     ========                     ===========


                           THE DISRUPTIVE GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                     AUGUST 31, 2000 - CONTINUED (UNAUDITED)

NOTE 5.  INVESTMENTS

For the period March 10, 2000 (commencement of operations) through August 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $7,068,218 and $2,321,816, respectively. As of August 31, 2000, the gross unrealized appreciation for all securities totaled $773,230 and the gross unrealized depreciation for all securities totaled $166,264 for a net unrealized appreciation of $606,966. The aggregate cost of securities for federal income tax purposes at August 31, 2000 was $3,752,226.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.